UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019 (February 11, 2019)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2019, Frederick S. Hencken III, the Controller of Capstone Turbine Corporation (the “Company”), was promoted to Chief Accounting Officer of the Company, effective April 1, 2019.  In this role, Mr. Hencken will become the Company’s principal accounting officer, replacing Ms. Jayme Brooks, who will continue in her role as Chief Financial Officer of the Company.

Mr. Hencken, age 39, has served as the Company’s Controller since October 2017.  Prior to joining the Company, Mr. Hencken held various roles in Finance and Accounting with InnoVista Sensors, previously Custom Sensors and Technologies, Inc., a global company specializing in designing and manufacturing sensors, controls, and actuators from 2012 to 2017.  While employed at InnoVista Sensors, Mr. Hencken’s various roles included the Director of Financial Planning and Analysis, International Controller, and Director of Finance and Administration, North America.  Prior to InnoVista Sensors, Mr. Hencken served as the Manager of Financial Reporting from 2008 to 2011 and Director of Financial Reporting in 2012, for THQ Inc., an independent developer and publisher of games and interactive entertainment software.  Prior to THQ Inc., Mr. Hencken was employed by McGladrey, LLP, a provider of assurance, tax, and consulting services, from 2001 to 2008, providing attest services.  Mr. Hencken holds a Bachelor of Science degree in Accounting from California State University, Long Beach and is a Certified Public Accountant (active) licensed in California.

There are no arrangements or understandings between Mr. Hencken and any other persons pursuant to which he was selected as an officer, nor are there any family relationships between Mr. Hencken and any of the Company's directors or executive officers. Additionally, there are no transactions involving Mr. Hencken that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with this appointment, the Company expects to enter into its standard form of indemnification and change of control agreements for officers and directors with Mr. Hencken.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: February 15, 2019	By:	/s/ Jayme L. Brooks
Jayme L. Brooks
Chief Financial Officer, Chief Accounting Officer and Secretary